UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2007 (February 8, 2007)

Inhibitex, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50772	74-2708737

(State or Other Jurisdiction	(Commission File	(IRS Employee
of Incorporation)	Number)	Identification No.)

9005 Westside Parkway
Alpharetta, GA		30004

(Address of Principal		(Zip Code)
Executive Offices)
(678) 746-1100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 8, 2006, the Board of Directors of Inhibitex appointed, Russell H. Plumb, its Chief Executive Officer, to the Board of Directors. Mr. Plumb, age 47, had been previously Vice President of Finance and Administration and Chief Financial Officer of Inhibitex since August 2000, prior to his appointment as Chief Executive Officer on December 29, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc. (Registrant)

Date: February 13, 2007	By:	/s/ Russell H. Plumb

Russell H. Plumb, Chief Executive Officer